EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31, 2010	April 30, 2010	July 31, 2009

Net revenue	$30,729	$30,849	$27,585

Costs and expenses(a):
Cost of sales	23,402	23,601	21,031
Research and development	742	722	667
Selling, general and administrative	3,154	3,064	2,874
Amortization of purchased intangible assets	383	347	379
Restructuring charges	598	180	362
Acquisition-related charges	127	77	59
Total costs and expenses	28,406	27,991	25,372

Earnings from operations	2,323	2,858	2,213

Interest and other, net	(134)	(91)	(177)

Earnings before taxes	2,189	2,767	2,036

Provision for taxes(b)	416	567	365

Net earnings	$1,773	$2,200	$1,671

Net earnings per share:
Basic	$0.76	$0.94	$0.70
Diluted	$0.75	$0.91	$0.69

Cash dividends declared per share	$0.16	$-	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,322	2,345	2,382
Diluted	2,376	2,406	2,436

(a) Stock-based compensation expense was as follows:
Cost of sales	$43	$48	$41
Research and development	11	16	12
Selling, general and administrative	111	136	94
Acquisition-related charges	1	-	3
Total costs and expenses	$166	$200	$150

(b) Tax benefit from stock-based compensation	$(54)	$(64)	$(51)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31, 2010	July 31, 2009

Net revenue	$92,755	$83,775

Costs and expenses(a):
Cost of sales	71,065	64,049
Research and development	2,145	2,115
Selling, general and administrative	9,150	8,647
Amortization of purchased intangible assets	1,060	1,171
In-process research and development charges	-	6
Restructuring charges	909	602
Acquisition-related charges	242	182
Total costs and expenses	84,571	76,772

Earnings from operations	8,184	7,003

Interest and other, net	(424)	(589)

Earnings before taxes	7,760	6,414

Provision for taxes(b)	1,537	1,166

Net earnings	$6,223	$5,248

Net earnings per share:
Basic	$2.66	$2.19
Diluted	$2.60	$2.15

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,342	2,395
Diluted	2,398	2,442

(a) Stock-based compensation expense was as follows:
Cost of sales	$138	$141
Research and development	41	47
Selling, general and administrative	366	288
Acquisition-related charges	2	25
Total costs and expenses	$547	$501

(b) Tax benefit from stock-based compensation	$(176)	$(158)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	July 31, 2010	October 31, 2009
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$14,718	$13,279
Short-term investments	5	55
Accounts receivable	15,621	16,537
Financing receivables	2,799	2,675
Inventory	7,206	6,128
Other current assets	14,016	13,865

Total current assets	54,365	52,539

Property, plant and equipment	11,477	11,262

Long-term financing receivables and other assets	11,681	11,289

Goodwill and purchased intangible assets	42,494	39,709

Total assets	$120,017	$114,799

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$7,842	$1,850
Accounts payable	14,885	14,809
Employee compensation and benefits	3,703	4,071
Taxes on earnings	947	910
Deferred revenue	6,583	6,182
Other accrued liabilities	15,328	15,181

Total current liabilities	49,288	43,003

Long-term debt	12,204	13,980
Other liabilities	15,690	17,052	(a)

Stockholders' equity
HP Stockholders' equity	42,535	40,517
Noncontrolling interests	300	247	(a)

Total stockholders' equity	42,835	40,764

Total liabilities and stockholders' equity	$120,017	$114,799

(a) Reflects the adoption of the accounting standard related to the presentation of noncontrolling interests in consolidated financial statements.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	July 31, 2010	April 30, 2010	July 31, 2009(a)

Net revenue:

Services	$8,609	$8,712	$8,520
Enterprise Storage and Servers	4,449	4,542	3,735
HP Software	863	871	847
HP Enterprise Business	13,921	14,125	13,102
Personal Systems Group	9,918	9,956	8,441
Imaging and Printing Group	6,167	6,396	5,660
HP Financial Services	764	755	670
Corporate Investments	607	315	193
Total Segments	31,377	31,547	28,066
Eliminations of intersegment net revenue and other	(648)	(698)	(481)

Total HP Consolidated	$30,729	$30,849	$27,585

Earnings from operations:

Services	$1,366	$1,382	$1,302
Enterprise Storage and Servers	549	571	381
HP Software	183	162	153
HP Enterprise Business	2,098	2,115	1,836
Personal Systems Group	469	465	387
Imaging and Printing Group	1,040	1,098	960
HP Financial Services	72	69	53
Corporate Investments	83	12	(10)
Total Segments	3,762	3,759	3,226

Corporate and unallocated costs and eliminations	(175)	(112)	(81)
Unallocated costs related to stock-based compensation expense	(156)	(185)	(132)
Amortization of purchased intangible assets	(383)	(347)	(379)
Restructuring charges	(598)	(180)	(362)
Acquisition-related charges	(127)	(77)	(59)
Interest and other, net	(134)	(91)	(177)

Total HP Consolidated Earnings Before Taxes	$2,189	$2,767	$2,036

(a)  As a result of HP's adoption in fiscal 2009 of the revenue recognition standards related to multiple-deliverable revenue arrangements and revenue arrangements that included software, certain previously reported segment and business unit results have been restated. The adoption primarily impacted the Services, Enterprise Storage and Servers and Personal Systems Group financial reporting segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Nine months ended
	July 31, 2010	July 31, 2009(a)

Net revenue:

Services	$25,972	$25,767
Enterprise Storage and Servers	13,382	11,141
HP Software	2,612	2,605
HP Enterprise Business	41,966	39,513
Personal Systems Group	30,458	25,443
Imaging and Printing Group	18,769	17,557
HP Financial Services	2,238	1,947
Corporate Investments	1,158	577
Total Segments	94,589	85,037
Eliminations of intersegment net revenue and other	(1,834)	(1,262)

Total HP Consolidated	$92,755	$83,775

Earnings from operations:

Services	$4,112	$3,600
Enterprise Storage and Servers	1,672	1,037
HP Software	512	450
HP Enterprise Business	6,296	5,087
Personal Systems Group	1,464	1,201
Imaging and Printing Group	3,192	3,139
HP Financial Services	208	140
Corporate Investments	114	(48)
Total Segments	11,274	9,519

Corporate and unallocated costs and eliminations	(375)	(119)
Unallocated costs related to stock-based compensation expense	(504)	(436)
Amortization of purchased intangible assets	(1,060)	(1,171)
In-process research and development charges	-	(6)
Restructuring charges	(909)	(602)
Acquisition-related charges	(242)	(182)
Interest and other, net	(424)	(589)

Total HP Consolidated Earnings Before Taxes	$7,760	$6,414

(a)  As a result of HP's adoption in fiscal 2009 of the revenue recognition standards related to multiple-deliverable revenue arrangements and revenue arrangements that included software, certain previously reported segment and business unit results have been restated. The adoption primarily impacted the Services, Enterprise Storage and Servers and Personal Systems Group financial reporting segments.